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                                                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-8234.

                                       ARTHUR ANDERSEN LLP

                                       /s/ Arthur Andersen LLP

Minneapolis, Minnesota,
April 14, 1999